Exhibit 99.1

Investor Presentation

February 2017

SAFE HARBOR

This presentation contains “forward-looking” statements within the meaning of Section 21A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created thereby. Forward looking statements include, without limitation, statements regarding our future financial and operating performance, including our guidance for the first quarter of 2017, opportunities for future growth, the size of prospective markets, and our business strategy, plans and objectives. Actual results could differ materially from those projected in our forward-looking statements as a result of a number of risks and uncertainties, including, but not limited to, risks associated with the continued development and growth of markets for Echelon’s products; failure to achieve revenue estimates or maintain expense controls; changes in our headcount growth or the fair market value of our common stock, either of which could impact our ability to estimate our future stock-based compensation expense; circumstances that may delay the time frame for achieving our business outlook; our ability to attract and retain talent; the risk of competition that may arise as the market develops or through consolidations in the industry; the timely development of our products and services and the ability of those products and services to perform as designed and meet customer expectations; the deployment and success of the pilot programs and proof of concepts, including the extent to which they result in follow-on orders; the risk that we do not meet expected or required shipment, delivery or acceptance schedules for our products, which could cause us to incur penalties or additional expenses or delay revenue recognition as a result; and other risks identified in the reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The financial information presented in this presentation reflects estimates based on information that is available to us at this time. We undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, we have provided in this presentation certain measures that have not been prepared in accordance with GAAP. We use non-GAAP financial measures internally to analyze our financial results and trends, prepare and approve our annual budget, and develop short- and long-term operating plans. We believe these non-GAAP financial measures are useful to investors as an additional tool to evaluate ongoing operating results and trends. However, it is important to note that these non-GAAP financial measures are not based on any standardized methodology and are not necessarily comparable to similar measures used by other companies. In addition, stock-based compensation expense and other excluded items may have a material impact on our reported financial results. As a result, non-GAAP financial measures should not be considered in isolation or as a substitute for comparable financial information prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP financial measures has been provided in the financial statement tables posted on our website , and investors are encouraged to review the reconciliation.

1

AGENDA

Introduction

Echelon Connected Lighting Platform

Shipping applications

Proof-of-concept applications

Echelon Embedded Platform

Recent Results

Summary

Agenda 2

ECHELON: INNOVATING IN THE ‘INTERNET OF THINGS’

FOR 25 YEARS

Founded by Mike Markkula; CEO Apple Computer

Powering

110M+

EMBEDDED COMPONENTS ? IIOT PLATFORM

Introduction

3

PLATFORM OPTIMIZED FOR IOT APPLICATIONS FROM DAY 1

Multi-application

Distributed processing

Large scale, low cost and low latency

Meshed RF, PLC, Cellular

Open interfaces

Cloud-based management and applications support tools

EMBEDDED

System on chip

Development tools

PLATFORMS

Controllers

Gateways

Management and mediation software

103 ISSUED AND APPLIED-FOR PATENTS

Introduction 4

OUR RECENT TRANSITION – WE’VE BEEN BUSY…

2012: Began cash burn reductions

2014:

Sold smart meter division

Refreshed embedded platform line

Forward integrated with connected PLC-based lighting platform 2015: Integrated Lumewave RF mesh acquisition

2016:

Consolidated into one connected lighting platform

Invested in cloud software

Retooled the salesforce

2017:

Began introducing advanced applications to the market

Introduction 5

LUMEWAVE BY ECHELON INTELLIGENT CONNECTED LIGHTING

SOLUTIONS

Lumewave by Echelon Connected Lighting Platform 6

FOCUSED ON THE GROWING CONNECTED OUTDOOR LIGHTING MARKET

CONNECTED LIGHTING: $2.5B MARKET BY 2022 WITH A 40% CAGR; PENETRATION WILL STILL ONLY BE 10% OF AVAILABLE LIGHTS*

*Source: Strategies Unlimited 2015

Lumewave by Echelon Connected Lighting Platform 7

ECHELON OUTDOOR VERTICAL FOCUS

Municipality

Roadways, walkways, tunnels and area

45M install base $2.9B opportunity1

Project Wins: Cambridge MA Bellingham WA

Enterprise Campus

Parking, garage and building exterior

30M install base $2.2B opportunity1

Project Wins: Oracle Kimco Realty

Educational Campus

Walkways, area lights, parking and garage

19M install base $1.4B opportunity1

Project Wins: UC Davis U of Miami

1	– North America opportunity size based on install base Source: US DOE 2015

Lumewave by Echelon Connected Lighting Platform 8

LUMEWAVE BY ECHELON

CONNECTED LIGHTING PLATFORM

Lumewave by Echelon Connected Lighting Platform 9

LEVERAGING OUR HERITAGE AS A MULTI-APPLICATION PLATFORM PROVIDER

“What mayors care about now” applications

Platform

Apps

Connectivity and application services platform

Network Options Edge Devices Universal Application

PLC RF IP Camera LC CB Sensor Gateway Management System

Lumewave by Echelon Connected Lighting Platform 10

Connectivity

LUMEWAVE BY ECHELON APPLICATION-READY PLATFORM

Big data / AI

Power line Edge controller

Cost-effective medium bandwidth solution Unique PLC+RF hybrid solution

Fixture independent

Radio frequency Edge controller

Secure Power Line Communications connecting outdoor lighting in 135+ cities WW

Lumewave by Echelon Connected Lighting Platform 11

CONNECTED LIGHTING APPLICATIONS (SHIPPING)

Lumewave by Echelon Connected Lighting Platform 12

ON/OFF/DIMMING/MONITORING

CAMBRIDGE, MA

Energy Savings

Operational Efficiency

12+ zones with different on/off/dimming schedules

Zones dim to various levels depending on city requirements

Photocell enabled during the daytime period in case of dark skies during the day -storms, eclipse, etc.

Continuous monitoring for lamp failures, comms issues, etc

“First city-wide deployment of intelligent outdoor lighting controls that I know of.”

- Bob Parks, Executive Director, Smart Outdoor Lighting Alliance

Lumewave by Echelon Connected Lighting Platform 13

Safety

SCHOOL ZONE FLASHER CONTROL

NORTHWEST US CITY

Provides remote scheduling and monitoring of school crossing beacons Allows multiple stakeholders to manage operations from School Administrator to Department of Traffic Eliminates need for 2G to 3G upgrade

Lumewave by Echelon Connected Lighting Platform 14

Safety

DYNAMIC PREDICTIVE LIGHTING

FORTUNE 100 ENTERPRISE CAMPUS

Lights brighten in front of vehicle or pedestrian, dims behind Improves safety and comfort Maximizes energy savings (up to 90% reduction) Can be configured to aid first responders

Lumewave by Echelon Connected Lighting Platform 15

Proof of Concept

CONNECTED LIGHTING ADVANCED

PROOF OF CONCEPT APPLICATIONS

Lumewave by Echelon Connected Lighting Platform 16

Proof of Concept Comfort

DYNAMIC, ON-DEMAND WHITE TUNING

WHITE BEAR LAKE, MN

Cool White Lighting Ideal for:

Higher levels of activity

High risk areas (intersections, on/off ramps)

Emergency scenes and first responder

Warm White Lighting Ideal for:

Safe nighttime illumination

Historic sites and residential sites

Natural environments

Lumewave by Echelon Connected Lighting Platform

Proof of Concept Safety

WEATHER ADAPTIVE LIGHTING Comfort

WHITE BEAR LAKE, MN

The Weather Company’s (TWC)

Weather Underground delivering up to 26 billion forecasts daily

Obtain weather prediction

Control lighting

Fog Snow Rain Poor visibility Dust storms

IBM Watson IoT Platform

Weather optimized safety, comfort and sustainability through lighting

Impact study on human behavior under adverse weather conditions through white tuning

Lumewave by Echelon Connected Lighting Platform 18

Proof of Concept Safety

VISION-BASED TRAFFIC-DRIVEN LIGHT LEVELS

TBA — PACIFIC NORTHWEST

Image processing (traffic counting)

Installed cost can be a fraction of traditional systems.

“Integrated”

Camera

Edge based AI enables a low cost alternative to cloud enabled analytics for Smart Cities A huge savings over a broadband deployment

Lumewave by Echelon Connected Lighting Platform 19

Proof of Concept Operational Efficiency

VISION-BASED PARKING MANAGEMENT

Integrates lighting controls with parking management to create very flexible parking management system at very minimal cost

Lumewave by Echelon Connected Lighting Platform

Proof of Concept Safety

EMERGENCY SCENE ASSIST

Integrate with any existing emergency call box systems Immediate lighting sequence of operations to deter crime Heightened level of illumination for first responders

Lumewave by Echelon Connected Lighting Platform 21

Power

EMB901 Pack

ECHELON EMBEDDED PLATFORM

Echelon Embedded Platform 22

POWERING A HUGE RANGE OF PRODUCTS FROM A BROAD CUSTOMER BASE

HVAC controls

Lighting and sunblind controls Emergency lighting controls Elevator and escalator controls Access controls Security system controls Semiconductor fab equipment monitoring Quick service restaurant automation Retail store automation Renewable energy management Electrical energy meters and sub-meters Demand response and energy management Runway lighting control Backup power generation control Industrial automation Transportation automation Train braking control Agricultural equipment automation Dairy farm automation Sound system controls

Echelon Embedded Platform 23

LEGACY OPERATIONAL TECHNOLOGIES SLOWLY EVOLVING TO IOT TO CONVERGE LEGACY SYSTEMS

Commercial Building Automation Revenue (US$ in billions)

$100

$83 $85 $86

$80 $76 $77 $79 $81

$73

$68

$59 $60

$60

$40

$20

$0

2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

Middle East & Africa Latin America Asia Pacific Europe North America

35+ legacy protocols Wired and wireless connectivity

RS485 is still king!

Source: Navigant Research

Echelon Embedded Platform 24

EMBEDDED PLATFORM OFFERINGS

Echelon Embedded Platform 25

THE EMBEDDED CONVERGENCE PLATFORM FOR IIOT

MULTI-PROTOCOL, WIRED AND WIRELESS, DOWN TO THE END POINT

Multi-protocol platform for Industrial IoT solutions

Chips & Controllers Router Cloud

Management

IzoT Chips, Stacks, Modules

IzoT Routers

IzoT Management Software and Commissioning Tools

Protocol Support

LonWorks BACNet IP WiFi MSTP

Free Topology PLC Ethernet

Fewer model numbers Fast time-to-market Converged applications

Benefits

Echelon Embedded Platform

26

RECENT RESULTS

Recent Results

27

2016 FINANCIAL HIGHLIGHTS

Revenues: $32.4M

Revenue from lighting increased for 4 consecutive quarters

Gross Margin: 56%

Non-GAAP OPEX $22.1M; GAAP OPEX $22.8M

Reaches 10-year low

Non-GAAP Net Loss/share $0.77; GAAP Net Loss/share: $0.93

Cash and investments of $23.0M

Recent Results 28

OTHER HIGHLIGHTS OF TRANSITION LAST ~2 YEARS

Exit of long-term lease

Reduced overall lease obligations of $21.4M for <$0.50 on the $

Significantly reduced ongoing facilities expenses

Management of cash burn

Annual cash burn of $14.1M in 2014 reduced to $3.0M in 2016

With the exception of one year, lowest annual burn since 2006

Adopted a Tax Benefit Preservation Plan

Intended to protect $329M of federal and state tax NOLs and $26M of federal and state tax credits

Recent Results 29

SUMMARY

Echelon has “IoT in our DNA”

Multi-year progression to systems solutions in a “hot market”

With cash preservation

Application-driven, end-point independent platform

Supporting a growing number of interesting, ‘value add now’ applications for outdoor lighting in munis and enterprises

Summary 30